UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 26, 2016

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5794 (Commission File Number)	38-1794485 (IRS Employer Identification No.)

21001 Van Born Road, Taylor, Michigan (Address of Principal Executive Offices)	48180 (Zip Code)

(313) 274-7400
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated April 26, 2016 reporting Masco Corporation’s financial results for the first quarter of 2016 and certain other information and supplemental information prepared for use in connection with the financial results for the first quarter 2016. On April 26, 2016, Masco Corporation will hold an investor conference call and web cast to discuss financial results for the first quarter 2016.

This information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99   Press Release of Masco Corporation dated April 26, 2016 reporting Masco Corporation’s financial results for the first quarter 2016 and certain other information and supplemental information prepared for use in connection with the financial results for the first quarter 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ John G. Sznewajs
Name:	John G. Sznewajs
Title:	Vice President, Treasurer and Chief Financial Officer

April 26, 2016

EXHIBIT INDEX

99           Press Release of Masco Corporation dated April 26, 2016 reporting Masco Corporation’s financial results for the first quarter 2016 and certain other information and supplemental information prepared for use in connection with the financial results for the first quarter 2016.

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